UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022

LODE-STAR MINING INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53676 (Commission File Number)	47-4347638 (I.R.S. Employer Identification No.)

1 East Liberty Street, Suite 600 Reno, NV (Address of principal executive offices)	89501 (Zip Code)

Registrant’s telephone number, including area code: (775) 234-5443

(Former name or former address, if changed since last report)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 6th Mr. Samuel Sternheim submitted his resignation as the Chief Financial Officer, Corporate Secretary, and a member of the Board of the Company. Mr. Mark Walmesley was reappointed as the Chief Financial Officer and Corporate Secretary of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release date October 7, 2022
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LODE-STAR MINING INC.

Date: October 7, 2022	By:	/s/ Mark Walmesley
	Name:	Mark Walmesley
	Title:	President